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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          ATLAS PIPELINE HOLDINGS, L.P.
             (Exact name of registrant as specified in its charter)

                   Delaware                                 43-2094238
          (State of incorporation or             (I.R.S. Employer Identification
                organization)                                Number)

311 Rouser Road,  Moon Township, Pennsylvania                 15108
   (Address of principal executive offices)                 (Zip code)


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [X]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [_]

Securities Act registration statement file number to which this form relates:
333-130999 (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                              Name of each exchange on which
to be so registered                              each class is to be registered

Common units representing limited                New York Stock Exchange
   partner interests

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                (Title of Class)

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

A description of the securities registered hereby is set forth in the registration statement on Form S-1, Registration No. 333-130999, filed with the Securities and Exchange Commission (the "Commission") on January 12, 2006, as amended through the date hereof (collectively, the "Registration Statement"). The Registration Statement is hereby incorporated herein by reference thereto.

ITEM 2. EXHIBITS

Not applicable.

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            Atlas Pipeline Holdings, L.P.


                                            By: Atlas Pipeline Holdings GP, LLC,
                                                its general partner


Date: July 19, 2006                         By: /s/ Lisa Washington
                                                --------------------------------
                                                    Lisa Washington
                                                    Chief Legal Officer and
                                                    Secretary